                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         Battle Mountain Gold Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                               EXPLANATORY NOTE

        The following materials will be used in connection with presentations to be made by Battle Mountain Gold Company (the "Company") to certain large institutional investors and analysts regarding the proposal to approve and adopt the Combination Agreement effective as of March 11, 1996 by and between the Company and Hemlo Gold Mines Inc. and the transactions contemplated thereby, which is to be voted upon at the Company's annual meeting of stockholders to be held July 15, 1996.

[BATTLE MOUNTAIN GOLD COMPANY LOGO]                       [HEMLO GOLD LOGO]


                        CREATING NORTH AMERICA'S NEWEST
                             TOP TIER GOLD PRODUCER


The United States Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. Estimates of operating data and other forward-looking statements in the following slides are based on assumptions that the Company believes reasonable, but involve uncertainties as to future gold prices, costs, ore grades, mining and processing conditions, and regulatory and permitting matters. Actual results and time schedules could vary significantly from the estimates presented.

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                              STRATEGIC RATIONALE


o  Creating a Powerful, Internationally Competitive Gold Producer.

                          [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                              STRATEGIC RATIONALE

o  Fifth-largest Gold Company

o  Cash Costs -- US $185/oz (1995)

o  Cash Flow to Finance Exploration/Development Projects

o  Two High Quality, Low Cost Mines

   - Golden Giant

   - Kori Kollo

o  8 Mines on 3 Continents

o  5 Quality Development Projects

o  Complementary Expertise

o  Exciting Exploration Portfolio

o  $35 Million Exploration Budget

o  "Top Tier" Platform for Future Growth

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]


                          NEW "TOP TIER" GOLD PRODUCER



                                         3,285
                                           |
                         2,400 --          |
                                           |      2,210
                                           |        |      1,975
                         1,800 --          |        |        |
    1996E Production                       |        |        |      1,530
  Thousands of Ounces                      |        |        |        |
                         1,200 --          |        |        |        |
                                           |        |        |        |      1,000
                                           |        |        |        |        |        920
                           600 --          |        |        |        |        |         |       730
                                           |        |        |        |        |         |        |        515      515
                                           |        |        |        |        |         |        |         |        |       485
                             0 --          |        |        |        |        |         |        |         |        |        |
                                          ABX      NEM      PDG       HM      NEW       GLD      ECO       CBJ      PGU      TVX
                                                                              BMG



Source: Salomon Brothers

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                          STRONG FINANCIAL POTENTIAL


                                                           1st Qtr.
                                               1995*         1996
                                             Pro Forma     Combined
                                             ---------     ---------
         Revenues                            $386,142M     $102,214M
         Operating Income                    $ 37,925M     $ 12,310M
         Net Income to Common                $ 22,477M     $  3,300M
         Operating Cash Flow                 $144,392M     $ 37,396M

*Golden Giant Mine shut down for 20 weeks.

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]

                            OPERATING CASH FLOW 1995

$ MM

$550 -

$500 -        $502
               |
$450 -         |
               |
$400 -         |
               |
$350 -         |
               |
$300 -         |
               |
$250 -         |
               |
$200 -         |       $229
               |         |
$150 -         |         |       $153     $152
               |         |        |         |
$100 -         |         |        |         |        $144+       $105
               |         |        |         |          |          |
$ 50 -         |         |        |         |          |          |         $67
               |         |        |         |          |          |          |
$  0 -         |         |        |         |          |          |          |
              ABX       PDG       HM       NEM        NEW         AU        ECO
                                                      BMG



+ Pro forma

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]


                           LOW CASH PRODUCTION COSTS

                          Cash Costs Per Ounce (1995)

Dollars Per Ounce
$400 -                                                                                                      $350
$350 -                                                                                                $320    |
$300 -                 Avg. N.A. Cash Costs = $241/oz             $250  $258  $264  $265  $270  $282    |     |
$250 -      ---------------------------------------------------------------------------------------------------
$200 -      $170  $177  $185  $190  $195  $197  $204  $209  $235    |     |     |     |     |     |     |     |
$150 -        |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |
$100 -        |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |
$ 50 -        |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |
$  0 -        |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |     |
             AEM   ABX   NEW   TVX   KGC   GLD   NEM   PDG   ECO   CBJ   HM     AU   CDE    HL   PGU   RYO   FRMG
                         BMG


Source: Salomon Brothers

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]



                        WELL CAPITALIZED BALANCE SHEET

            Financial flexibility and liquidity to support ongoing exploration, development and acquisitions.

                                                         Pro Forma
                                                          3/31/96
                                                         ---------
            Cash and Equivalents                         $  140 MM
            Total Debt                                   $  196 MM
            Net Debt                                     $   56 MM
            Total Assets                                 $1,158 MM
            Stockholders' Equity                         $  623 MM
            Net Debt/Net Capitalization*                      8%

  *Equal to (Total Debt less Cash)/(Total Debt Less Cash plus Stockholders'
   Equity)

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                        FINANCIAL STRATEGY


             o  Maintain Strong Financial Core

             o  Hedging -- Purposeful and Limited

             o  New Project Financing -- Largely Internal

             o  1995 Universal Shelf -- Utilized In Transaction

             o  Strong Cash Flow

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                STRONG GOLD FUNDAMENTALS


          o  Significant Supply/Demand Gap

             - 3,300 Ton Demand

             - 2,300 Ton New Mine Supply

          o  Relatively Flat Production Curve

          o  Growing Asian Markets

          o  Currency Concerns in Major Markets

          o  Store of Value

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                      LONG LIFE RESERVE POSITION

       Mine                         12/31/95 (000s oz Contained AU)
       ------------------------------------------------------------

           Golden Giant, Canada                               3,535

           Kori Kollo, Bolivia                                3,065

           Battle Mountain Complex, US*                       2,185

           Lihir, Papua New Guinea                            1,260

           Holloway, Canada                                   1,065

           New World, US*                                     1,010

           Crown Jewel, US*                                     835

           San Cristobal, Chile                                 165

           Other                                                220
       ------------------------------------------------------------
           TOTAL                                             13,340



*Assumes Permitting and Approvals

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                      WELL DIVERSIFIED RESERVE BASE


[Chart indicating 7.7 mm oz. reserve base for BMG (42% Latin America, 18% Austral Pacific, 40% North America), 13.3 mm oz. for New BMG (60% North America, 24% Latin America, 10% Austral Pacific) and 5.6 mm oz. for HEM (100% North America)]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                             COMBINED OPERATIONS


   [Map of Combined Operations in North America, indicating Operating Mines and Development Projects]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                     GOLDEN GIANT, ONTARIO (100%)




                               o  Canada's Second Largest
                                  Gold Producer

                               o  Reserves 3.5 Million oz
      [PICTURE]
                               o  Annual Production
                                  385,000 oz E

                               o  Cash Costs $120 per ounce E

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                       HOLLOWAY, ONTARIO (86%)




                               o  BMG's Newest Gold Mine

                               o  Initial Production
                                  3rd Qtr. 1996 E
      [PICTURE]
                               o  Reserves 1.1 Million oz*

                               o  Annual Production
                                  85,000 oz* E




*BMG Share

                       CROWN JEWEL, WASHINGTON (54%)



                               o  High Quality North American Project

                               o  Reserves 0.8 Million oz*
      [PICTURE]
                               o  Final EIS Fall 1996

                               o  Production Spring 1998+ E

                               o  Annual Production 110,000 oz* E

                               o  Cash Costs $180 per ounce


*BMG Share
+Assumes Timely Permitting

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                        PHOENIX, NEVADA (100%)



                               o  Reserves 2.1 Million oz

                               o  Final EIS Expected Early 1997

        [PICTURE]              o  Production 2 H 1998*

                               o  Annual Production 250,000 oz E

                               o  Cash Costs $275 per ounce E



*Assumes Timely Permitting

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                            NEW WORLD, MONTANA (60%)




[PICTURE]                                 o  Reserves 1 Million oz*

                                          o  Draft EIS Summer 1996 E

                                          o  Annual Production
                                             80,000 oz* E


* BMG Share, Assumes Permitting

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                              COMBINED OPERATIONS


  [Map of Combined Operations in Latin America, indicating Operating Mines]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                           KORI KOLLO, BOLIVIA (88%)




[PICTURE]                                 o  South America's 2nd
                                             Largest Gold Mine-1995

                                          o  Reserves 3.1 Million oz*

                                          o  Annual Production
                                             300,000 oz* E

                                          o  Cash Costs $185
                                             per ounce E

                                          o  Young Exploration
                                             District


*BMG Share

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                              COMBINED OPERATIONS


                [Map of Combined Operations in Austral Pacific,
              indicating Operating Mines and Development Project]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                               LIHIR, PNG, (8.6%)




[PICTURE]                                 o  World's Largest Gold Resource
                                             Under Development

                                          o  Reserves 1.3 Million oz*

                                          o  Initial Production Mid 1997 E

                                          o  Annual Production
                                             50,000 oz* E

                                          o  Cash Costs $213
                                             per ounce E

*BMG Share

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                         1996E PRODUCTION APPROXIMATELY
                           1.0 MILLION OUNCES OF GOLD

                                           Attributable     Cash          Total
Mine                                     Ounces AU (000s)   Costs         Costs
- ----                                     ----------------   -----         -----

Golden Giant, Canada                           385           $120         $192
Kori Kollo, Bolivia                            300           $182         $264
Reona/Basin, USA                                80           $292         $364
San Luis, USA                                   75           $241         $331
Red Dome, Australia                             40           $236         $328
San Cristobal, Chile                            45           $278         $384
Silidor, Canada                                 30           $290         $346
Holloway, Canada(1)                             25           $260         $336
Pajingo, Australia                              20           $252         $358
- -------------------                          -----           ----         ----
TOTAL                                        1,000           $185         $264


(1) Late 1996 start-up; does not reflect full scale costs which are expected to be lower

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                          WELL DIVERSIFIED PRODUCTION*



[Chart indicating production of 1 Million oz for New BMG (5% Austral Pacific, 60% North America, 35% Latin America), and production percentages, by region, for BMG (60% Latin America, 27% North America, 13% Austral Pacific) and HEM (100% North America)]


* Estimated 1996

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                          PROJECTED GROWTH POTENTIAL




[Chart showing Current Year and Projected Annual Production From Projects In Hand, in ounces, assuming permitting and no substantial legal appeals at Crown Jewel, New World and Phoenix projects]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                               CORPORATE VISION

FIVE PRIORITIES -- Unlock Value Through:

1. Growth
   o Reserves
   o Production

2. High Quality Reserves

3. Strong, Sustainable Cash Flow

4. Diversification of Production Profile

5. Strong Management

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                                GROWTH STRATEGY

o Exploration & Acquisition

o Targets: 1 Million Ounces Reserves

o Aggressive Reserve Replacement/Growth Goal

o $35 Million Exploration Budget

o Expanded Acquisition Effort

                          [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]


                                      MANAGEMENT STRUCTURE


                                                     Office of the Chief
                                                         Executive
                                                             |
                                                             |
                                                      Karl E. Elders
                                                         Chairman

                                                        Ian D. Bayer
                                                         President
                                                             |
        _____________________________________________________|_______________________________________________________
        |                    |                               |                             |          |             |
        |                    |                               |                             |          |             |
        |                    |                         R. Dennis O'Connell                 |          |             |
        |                    |                        Executive VP Finance                 |          |             |
        |                    |                      and Corporate Development              |    John A. Keyes       |
  Ian Atkinson               |                               |                             |      Senior VP         |
   Senior VP                 |                               |                             |     Operations         |
  Exploration                |                     __________|_________                    |                        |
        |                    |                     |                  |                    |                        |
        |                    |                     |                  |                    |                        |
        |                    |                     |                  |                    |                        |
 Fred B. Reisbick     Joseph L. Mazur      Michael E. Power   Michael C. Proctor   Robert J. Quinn           Joseph J. Baylis
  VP Exploration     VP Administration      VP Corporate          VP Finance       VP and General               President
                            and               Planning         Battle Mountain         Counsel               Battle Mountain
                       Communication                               Canada                                       Australia


                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]



                             EXPLORATION STRATEGY

                                Philosophy

                                     o Long-term Commitment

                                     o Focused

                                     o Geologically Driven

                                       - Economic Model

                                       - Proven Potential

                                     o Sustained Effort

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]



                         EXPLORATION STRATEGY TARGETS


                  Gold Deposits that

                     o Generate Significant Long-term Cash Flow

                     o Produce at World Competitive Costs

                     o Add 10% to Reserve Base and Annual Production Profile

                     o Occur where Business and Political Climates Support
                       Exploration and Development

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                             EXPLORATION PROFILE


             [Map of Exploration Profile depicting worldwide
                  Exploration Project Areas and Offices]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]



                             AUSTRALIAN PROJECTS


           [Map of Australian Projects, indicating BMA Projects
            & Joint Ventures, BMA Offices, and Yilgarn Shield]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                           VERA - NANCY GOLD DEPOSIT


[Map of Preliminary Long Section of Vera-Nancy Gold Deposit, in Australia, indicating the Boundaries of Mineralization Defined by Drilling and the Possible Mineralization Boundaries (Further Drilling Necessary)]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]



                            DUNKWA PROPERTY - GHANA


[Map of Dunkwa Property, in Ghana, indicating Gold Mines, Gold Showings, Tarkwaian Sediments, Upper Birimian Volcanics & Sediments, and Lower Birimian Sediments]

                             TUPIZA REGION, BOLIVIA



   [Map of Tupiza Region, in Bolivia, indicating Concessions and Prospects]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                                MOYAGEE PROJECT



[Map of Moyagee Project, in Australia, indicating areas containing Greenstone, Granite, and Shear]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                            IRIAN JAYA JOINT VENTURES




[Map of Irian Jaya Joint Ventures, in Indonesia, indicating Iriana COW/JV, Mamberamo COW/JV, COW's Other Companies, and Operating Mines]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                              VOLTA GRANDE PROJECT




[Map of Volta Grande Project, in Para State, Brazil, indicating Volta Grande site and Serra Pelada (CVRD) Prospect]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                                     MEXICO




[Map of Deposits/Mines and Exploration Projects, in Mexico, indicating Major Au/Ag Deposits/Mines, Minera BMG Exploration Projects, and HEM Exploration Projects]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                              HONDURAS PROJECTS




[Map of Honduras Projects, indicating Major Gold Deposits, BMG Projects, Alluvium, Tertiary Volcanics, and Paleozoic Basements]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                            NEVADA PROJECTS - 1996

   [Map of 1996 Nevada Projects, indicating the BMG Complex, Gold Deposits, and Hemlo Projects]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                           HEMLO REGIONAL COMPILATION

[Map of Hemlo Regional Compilation, in Canada, indicating Coldwell Complex, Granite, Ultramafic, Sediment, Moose Lake Fm., Felsic Volcanic, Int. Volcanic, Mafic Volcanic, and the Property Outline]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                           MATHESON AREA PROPERTIES

[Map of Matheson Area Properties, in Canada, indicating Granite, Mafic Intrusive, Interm. Volcanic, Mafic Volcanic, Sediments and Active Properties]

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                               THE TRANSACTION

March 11, 1996, Battle Mountain and Hemlo Gold announced definitive agreement to combine in a stock-for-stock transaction

                o Fixed Exchange: 1.48 Battle Mountain Shares
                  per Hemlo Gold Share

                o Pooling under U.S. GAAP - No "Goodwill"

                o Exchangeable ("Mirror") Shares

                o Offer subject to:

                  - BMG & HEM Shareholder Votes

                  - Regulatory and Court Approvals

                o Name: Battle Mountain Gold Company

                o Headquarters: Houston

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                          EXCHANGEABLE SHARE STRUCTURE

Investors have option of holding either BMG common stock or "exchangeable" shares

o Not "Foreign Property" for Qualified Canadian Investors

o Tax-Free to Canadian and U.S. Shareholders

o Exchangeable at Holder's Option for BMG Common

o Demonstrated Technique in U.S./Canadian Mergers

  - A Special Share in Hemlo with Economic Voting Rights Equivalents for Common Shares of BMG


o Traded on the TSE under "BMG"

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                             TRANSACTION TIMETABLE

o June 11      -- Proxy Mailing to Shareholders Begins

o July 15      -- HEM Meeting/Shareholder Vote

o July 15      -- BMG Meeting/Shareholder Vote

o July 18      -- Final Ontario Court of Justice Ruling

o July 18-19   -- Anticipated Closing

o 100 Days Post Merger -- Focused Integration Program

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]



                              RELATIVE VALUATIONS



            Firm Value/EBITDA

FV/EBITDA

60.x  -


50.0x -      48.5x   48.3x
               |       |     40.3x
               |       |       |     34.1x
40.0x -        |       |       |       |     32.1x
               |       |       |       |       |     30.6x
               |       |       |       |       |       |     29.5x
30.0x -        |       |       |       |       |       |       |     28.6x
               |       |       |       |       |       |       |       |     23.8x
               |       |       |       |       |       |       |       |       |     19.8x   19.5x   18.3x   17.2x   16.6x   16.1x
20.0x -        |       |       |       |       |       |       |       |       |       |       |       |       |       |       |
               |       |       |       |       |       |       |       |       |       |       |       |       |       |       |
               |       |       |       |       |       |       |       |       |       |       |       |       |       |       |
10.0x -        |       |       |       |       |       |       |       |       |       |       |       |       |       |       |
               |       |       |       |       |       |       |       |       |       |       |       |       |       |       |
               |       |       |       |       |       |       |       |       |       |       |       |       |       |       |
0.0x -         |       |       |       |       |       |       |       |       |       |       |       |       |       |       |
              NEM     RYO     ECO     AEM      HL     CDE     TVX     KGC     PDG     ABX     CBJ     NEW      HM     PGU     GLD
                                                                                                      BMG

5/1/96  Firm Value = Market Cap. - (Cash and Equivalents) + Debt

        Source: Salomon Brothers

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]


                              RELATIVE FIRM VALUES





            Firm Value+ / Implied Cash Value of Reserves*

2.25x  -


2.00x -       1.90x
               |
               |       1.83x
1.75x -        |        |
               |        |
               |        |
1.50x -        |        |      1.39x   1.39x
               |        |       |       |
               |        |       |       |      1.16x
1.25x -        |        |       |       |       |      1.07x
               |        |       |       |       |       |     0.95x
               |        |       |       |       |       |       |      0.88x
1.00x -        |        |       |       |       |       |       |       |      0.85x
               |        |       |       |       |       |       |       |       |      0.75x
               |        |       |       |       |       |       |       |       |       |     0.71x
0.75x -        |        |       |       |       |       |       |       |       |       |       |      0.67x
               |        |       |       |       |       |       |       |       |       |       |       |      0.62x   0.61x
               |        |       |       |       |       |       |       |       |       |       |       |       |       |
0.50x -        |        |       |       |       |       |       |       |       |       |       |       |       |       |
               |        |       |       |       |       |       |       |       |       |       |       |       |       |
               |        |       |       |       |       |       |       |       |       |       |       |       |       |
0.25x -        |        |       |       |       |       |       |       |       |       |       |       |       |       |
               |        |       |       |       |       |       |       |       |       |       |       |       |       |
               |        |       |       |       |       |       |       |       |       |       |       |       |       |
0.00x -        |        |       |       |       |       |       |       |       |       |       |       |       |       |
              PDG       HL     CBJ     ABX     NEM      HM     ECO     NEW      AU     RYO     PGU      CDE     GLD    TVX
                                                                       BMG

+  5/1/96  Firm Value = Market Capitalization - (Cash and Equivalents) + Debt

*  Implied Cash Value = (Reserves x (Spot Gold - Cash Costs))


Source: Salomon Brothers

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]   [HEMLO GOLD LOGO]



                              RELATIVE MARKET VALUATIONS


Firm Value/Reserves

Dollars Per Ounce

$400 -


$350 -       $350
               |
               |
$300 -         |     $299
               |       |     $274
               |       |       |
$250 -         |       |       |
               |       |       |     $225
               |       |       |       |     $219
$200 -         |       |       |       |       |     $198
               |       |       |       |       |       |     $174
               |       |       |       |       |       |       |     $150
$150 -         |       |       |       |       |       |       |       |     $144
               |       |       |       |       |       |       |       |       |     $124
               |       |       |       |       |       |       |       |       |       |     $122
$100 -         |       |       |       |       |       |       |       |       |       |       |     $109
               |       |       |       |       |       |       |       |       |       |       |       |      $93
               |       |       |       |       |       |       |       |       |       |       |       |       |     $86
$ 50 -         |       |       |       |       |       |       |       |       |       |       |       |       |      |      $55
               |       |       |       |       |       |       |       |       |       |       |       |       |      |       |
               |       |       |       |       |       |       |       |       |       |       |       |       |      |       |
$  0 -         |       |       |       |       |       |       |       |       |       |       |       |       |      |       |
              PDG     ABX     FRMG     HL     NEM     CBJ     New     ECO      HM     TVX     GLD      AU     PGU    CDE     RYO
                                                              BMG


              Note: Firm Value at 5/1/96
                    Reserves at 12/31/95

              Source: Salomon Brothers

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

                                    SUMMARY


The New BMG offers investors the opportunity to participate in a growth oriented, "pure-play", top tier, international gold producer

  o  New BMG Valued Substantially Below Top-Tier Peers

  o  1 Million Ounce Gold Producer

  o  Growth in Production

  o  Low Cash Production Costs -- US $185/oz

  o  Proven & Probable Reserves of Over 13 Million Ounces

  o  Well-Capitalized Balance Sheet

  o  Diversified, $35 Million International Exploration Program

  o  Highly Liquid Stock with Strong Institutional Ownership

  o  Provides a Canadian Security

                         [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]

           STRATEGIC RATIONALE



           Creating a Powerful, Internationally Competitive
           Gold Producer.

                          [BATTLE MOUNTAIN GOLD COMPANY LOGO]  [HEMLO GOLD LOGO]


                                             OPERATING STRUCTURE






[]  Company

<>  Operating Mine
                                                     []  Battle Mountain
o   Development Project                                  Gold Company
                                                             |
                                                             |
        _____________________________________________________|________________________________________________________________
        | 54%      | 100%  |              |              |               |          | 88%         |        |                 | 50%
  o Crown          |       |                             |                                                 |                 |
    Jewel        <> San    |              |              |               |   [] Empresa Minera    |        |                 |
                    Luis   |                             |                      Inti Raymi, S.A.           |           <> Vera
                           |              |    [] Battle Mountain        |          |             |        |             Pajingo/
                           |                      Canada 100%                       |                      | 50.5%       Cindy
                           |              |              |               |          | 100%        | [] Niugini Mining
                  _________|                             |                        Kori                   Limited
                  | 100%   |        ______|______________|________       |     <> Kollo           |        |
                  |        |        |             | 100% |       |                                         |
                  |        |        |     |       |      |       | 85%   |                        |        |
             <> Reona/ o Phoenix    |         <> Golden  |   o Holloway                   _________________|_________________
                Basin               |     |      Giant   |               |          100%  |       |  100%  |           17%  |
                Leach               |                    |                                |                |                |
                                    | 60% |              |               |            <> San      |     <> Red         o Lihir
                                    |                    |                               Cristobal         Dome
                                    |     |              |               |                        |
                              o New               <> Silidor 55%
                                World     |                              |                        |

                                          |                              |                        |

                                          |                              |                        |

|_____________United States_______________| |_________Canada_____________| |____Latin America_____| |____Austral-Pacific____|





